UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

June 17, 2004
Date of Report (Date of earliest event reported)

VIAD CORP

(Exact name of registrant as specified in its charter)

DELAWARE	001-11015	36-1169950
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1850 N. Central Ave., Phoenix, Arizona (Address of principal executive offices)	85004 (Zip Code)

Registrant’s telephone number, including area code (602) 207-4000

Item 5. OTHER EVENTS

On June 17, 2004, MoneyGram International, Inc. (“MoneyGram”), a wholly-owned subsidiary of Viad Corp (“Viad”), filed a registration statement on Form 10 with the Securities and Exchange Commission relating to the spin-off of Viad’s global payment services business. The Form 10 is attached hereto as Exhibit 99.1 and is incorporated by reference herein. The Form 10 contains forward-looking statements regarding Viad and MoneyGram and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) Not applicable.

(b) Not applicable.

(c) Exhibits

99.1	-	MoneyGram Form 10 (incorporated by reference to the Registration Statement on Form 10 filed by MoneyGram International, Inc. on June 17, 2004).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VIAD CORP (Registrant)

June 18, 2004	By	/s/ G. Michael Latta

G. Michael Latta
Vice President — Controller
(Chief Accounting Officer
and Authorized Officer)